Exhibit 10.16(j)

AMENDMENT NUMBER THIRTEEN

to the

Warehouse Loan and Security Agreement

Dated as of February 10, 2000

as Amended and Restated to and including March 21, 2002

among

AAMES CAPITAL CORPORATION

AAMES INVESTMENT CORPORATION

and

GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.

This AMENDMENT NUMBER THIRTEEN is made this 31st day of May, 2004, among AAMES CAPITAL CORPORATION and AAMES INVESTMENT CORPORATION, each having an address at 350 South Grand Avenue, Los Angeles, California 90071 (each, a “Borrower” and collectively, “the Borrowers”) and GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., having an address at 600 Steamboat Road, Greenwich, Connecticut 06830 (the “Lender”), to the Warehouse Loan and Security Agreement, dated as of February 10, 2000 as amended and restated to and including March 21, 2002, by and between the Borrowers and the Lender, as amended (the “Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

RECITALS

WHEREAS, the Borrowers have requested that the Lender agree to amend Section 7.17 of the Agreement, as more specifically set forth herein;

WHEREAS, as of the date of this Amendment, the Borrowers represent to the Lender that they are in compliance with all of the representations and warranties and all of the affirmative and negative covenants set forth in the Agreement as amended hereby and are not in default under the Agreement; and

WHEREAS, the Borrowers and the Lender have agreed to amend the Agreement as set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1. Effective as of May 31, 2004, Section 7.17 of the Agreement is hereby amended to read in its entirety as follows:

7.17 Committed Warehouse Facilities. Aames Capital shall maintain throughout the term of this Agreement, with nationally recognized and established lenders (other than the Lender) other committed loan and repurchase facilities that provide funding on a committed basis in an aggregate amount of not less than $500,000,000 and not less than $50,000,000 available for Wet Loans.

SECTION 2. Defined Terms. Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Agreement.

SECTION 3. Limited Effect. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

SECTION 4. Representations. The Borrowers hereby represent to the Lender that as of the date hereof, the Borrowers are in full compliance with all of the terms and conditions of the Agreement and no Default or Event of Default has occurred and is continuing under the Agreement.

SECTION 5. Governing Law. This Amendment Number Thirteen shall be construed in accordance with the laws of the State of New York and the obligations, rights, and remedies of the parties hereunder shall be determined in accordance with such laws without regard to conflict of laws doctrine applied in such state (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law).

SECTION 6. Counterparts. This Amendment Number Thirteen may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the Borrowers and the Lender have caused this Amendment Number Thirteen to be executed and delivered by their duly authorized officers as of the day and year first above written.

AAMES CAPITAL CORPORATION (Borrower)

By:
Name:	Jon D. Van Deuren
Title:	Senior Vice President, Finance

AAMES INVESTMENT CORPORATION (Borrower)

By:
Name:	Jon D. Van Deuren
Title:	Senior Vice President, Finance

GREENWICH CAPITAL FINANCIAL PRODUCTS. INC. (Lender)

By:
Name:
Title:

Acknowledged and Agreed:

AAMES FINANCIAL CORPORATION

By:
Name:
Title:

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